Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
March 31, 1999



Expected B Maturity 6/16/2003


Blended Coupon 5.1313%


Excess Protection Level
3 Month Average   6.19%
March, 1999   6.77%
February, 1999   6.04%
January, 1999   5.76%


Cash Yield19.18%


Investor Charge Offs 5.12%


Base Rate 7.29%


Over 35 Day Delinquency 4.94%


Seller's Interest 6.34%


Total Payment Rate14.77%


Total Principal Balance$40,628,355,078.94


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$2,576,435,560.45